Acquisitions and Disposals of Businesses and Assets (Tables)	12 Months Ended
Dec. 31, 2012
Business Acquisition Purchase Price Allocation [Abstract]
Business Acquisition Pro Forma Information [Text Block]
For information purposes only, the following unaudited pro-forma financial data reflects the consolidated results of operations of AngloGold Ashanti as if the acquisition had taken place on January 1, 2012, 2011 and 2010:

	2012	2011	2010
	$	$	$

Total revenue	6,494	6,767	5,483

Net income - attributable to AngloGold Ashanti	838	1,442	137

The pro forma information is not indicative of the results of operations that would have occurred had the acquisition been consummated on January 1, 2012 or the group’s future results of operations.

From the date of acquisition, First Uranium (Pty) Limited has contributed $41 million of revenue and $33 million to the Net income before taxation of the Company.

Schedule of Purchase Price Allocation [Table Text Block]
The fair value of the identifiable assets and liabilities of First Uranium (Pty) Limited as at the date of acquisition was:

$

Assets
Property, plant and equipment	616
Other long-term assets	3
Restricted cash	3
Deferred taxation assets	52
Inventories	134
Trade and other receivables	2
Cash and cash equivalents	5
815

Liabilities
Other non-current liabilities	342
Deferred taxation liabilities	61
Provision for environmental rehabilitation	37
Loans from group companies	204
Accounts payable and other current liabilities	49
693

Total identifiable net assets at fair value	122
Purchase consideration	131
Goodwill recognized on acquisition	9

Analysis of cash flows on acquisition:

Net cash acquired with the subsidiary	5
Cash paid - Share capital acquired	(131)
Cash paid - Loan acquired	(204)
(330)

Delivery obligations of Mine Waste Solutions acquired as part of the business combination have been recognized on acquisition as a loss making executory contract, and are amortized as the deliveries of ounces occur.

The transaction costs of $3 million are a non-recurring expense and have been included in General and administrative expenses in the condensed consolidated statements of income and are included in operating cash flows in the condensed consolidated statements of cash flows.

Financial assets acquired include trade and other receivables with a fair value of $2 million. Trade and other receivables are expected to be collectible.

There were no material non-recurring pro-forma adjustments directly attributable to the acquisition of First Uranium (Pty) Limited.

Schedule Of Disposal Groups Including Discontinued Operations Income Statement Balance Sheet And Additional Disclosures [Text Block]
2012 Disposals
The Company’s disposals during the year included:

—	Part disposal of Rand Refinery Limited
	On December 3, 2012, AngloGold Ashanti Limited disposed of a 5 percent interest in Rand Refinery Limited for a total cash consideration of $6 million. AngloGold Ashanti Limited holds a remaining interest of 48.03 percent as at December 31, 2012 which is accounted for using the equity method. The disposal resulted in a profit of $14 million due to the recognition of the fair value of the residual interest as summarized below:

		$

	Fair value of consideration received	6
	Fair value of residual value of investment	57
	Noncontrolling interest	45

	Less: Carrying value of assets disposed	(94)
	Total profit on disposal	14

	Subsequent to year-end, the Company disposed of an additional 4.24 percent interest in Rand Refinery Limited. See Note 29.